UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane		37604
(Address of principal executive offices)		(Zip Code)

(423) 743-9151

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

Private Placement

On September 22, 2015, NN, Inc. (“NN”) announced that it intends to offer, subject to market and other conditions, $300.0 million aggregate principal amount of Senior Notes due 2023 (the “Notes”) in a private placement. NN intends to use the net proceeds of the Notes offering to fund, in part, the proposed acquisition (the “Acquisition”) of Precision Engineered Products Holdings, Inc. (“PEP”) announced on August 17, 2015, to repay certain existing indebtedness of NN and to pay related fees and expenses. The issuance of the Notes is conditioned upon the consummation of the Acquisition. The Notes will be guaranteed by each existing direct and indirect domestic restricted subsidiary of NN (excluding immaterial subsidiaries), including PEP and each of its domestic restricted subsidiaries (excluding immaterial subsidiaries), and by each future domestic subsidiary of NN that guarantees the obligations under any credit facility of NN.

In connection with the private offering of the Notes, NN is disclosing certain information to prospective investors in a preliminary offering memorandum dated September 22, 2015 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, NN is furnishing as Exhibit 99.1 certain information excerpted from the Preliminary Offering Memorandum.

The Notes are being offered only to qualified institutional buyers inside the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Press Release

On September 22, 2015, NN issued a press release announcing the private offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the Exhibits attached hereto) does not constitute an offer to sell or the solicitation of an offer to buy the Notes. Any offers of the Notes will be made only by means of a private offering memorandum.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including the Exhibits attached hereto), is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of NN, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Non-GAAP Financial Measures

Exhibit 99.1 contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in Exhibit 99.1 have inherent limitations as performance measures and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial measures contained in Exhibit 99.1 may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information contained in Exhibit 99.1, should be read in conjunction with NN’s financial statements filed with the SEC and with PEP’s financial statements furnished by NN on the Current Report on Form 8-K filed with the SEC on September 16, 2015.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Acquisition and the other transactions contemplated by the Stock Purchase Agreement for the Acquisition (the “Stock Purchase Agreement”) and all other statements herein and therein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. NN may not be able to complete the Acquisition on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement; (ii) the failure to satisfy the closing conditions set forth in the Stock Purchase Agreement; (iii) risks related to disruption of management’s attention from NN’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Acquisition on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent NN’s views as of the date on which such statements were made. NN anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing NN’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of NN are described in the risk factors included in NN’s filings with the SEC, including NN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which factors are incorporated herein by reference. NN expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Information excerpted from the Preliminary Offering Memorandum.

99.2	Press Release, dated On September 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2015

NN, INC.

By:	/s/ Matthew S. Heiter
Name: Matthew S. Heiter
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information excerpted from the Preliminary Offering Memorandum.

99.2	Press Release, dated On September 22, 2015.